Exhibit (j)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firms, Reports to Shareholders and Financial Statements” in the Statement of Additional Information for DWS High Income Fund, DWS Unconstrained Income Fund, and DWS Strategic Government Securities Fund in Post-Effective Amendment Number 62 to the Registration Statement (Form N-1A, No. 002-91577) of DWS Income Trust. We also consent to the incorporation by reference into the Statement of Additional Information of our report in the financial statement and financial highlights of DWS High Income Fund dated November 21, 2011 included in the Annual Report for the fiscal year ended September 30, 2011 and our reports on the financial statements and financial highlights of DWS Unconstrained Income Fund and DWS Strategic Government Securities Fund dated December 27, 2011, included in Reports for each fund’s Annual Report for the fiscal year ended October 31, 2011.

/s/Ernst & Young LLP

Ernst & Young LLP

Boston, Massachusetts
January 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A ("Registration Statement") of our report dated December 22, 2011, relating to the financial statements and financial highlights which appears in the October 31, 2011 Annual Report to Shareholders of DWS Ultra-Short Duration Fund (formerly DWS Short Duration Fund), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A ("Registration Statement") of our report dated December 23, 2011, relating to the financial statements and financial highlights which appears in the October 31, 2011 Annual Report to Shareholders of DWS Core Fixed Income Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A (“Registration Statement”) of our report dated November 28, 2011 relating to the financial statements and financial highlights which appears in the September 30, 2011 Annual Report to Shareholders of DWS Global Inflation Fund (formerly DWS Global Inflation Plus Fund), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A (“Registration Statement”) of our report dated November 28, 2011 relating to the financial statements and financial highlights which appears in the September 30, 2011 Annual Report to Shareholders of the DWS GNMA Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A ("Registration Statement") of our report dated December 22, 2011, relating to the financial statements and financial highlights which appears in the October 31, 2011 Annual Report to Shareholders of DWS Global High Income Fund (formerly DWS High Income Plus Fund), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Income Trust on Form N-1A (“Registration Statement”) of our report dated November 28, 2011 relating to the financial statements and financial highlights which appears in the September 30, 2011 Annual Report to Shareholders of DWS Short Duration Fund (formerly DWS Short Duration Plus Fund), which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 26, 2012